UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2025

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-39874	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 14, 2025 at 1:00 p.m. (Pacific Time), the Company held its annual and special shareholder meeting (the “Meeting”).  There were 9,761,279 shares of the Company represented in person or by proxy at the Meeting, constituting 55.93% of the Company’s issued share capital as at November 18, 2024, being the record date of the Meeting.  The matters voted upon at the Meeting and the final voting results are set forth below:

Matter Being Voted On	For	Against/ Withheld	Abstain	Broker Non-Vote	Percent Approved By1
To Elect Chris Bunka as a director	5,168,004	608,879	-	3,984,396	89%
To Elect John Docherty as a director	5,635,178	141,705	-	3,984,396	98%
To Elect Nicholas Baxter as a director	3,600,923	2,177,149	-	3,983,207	62%
To Elect Ted McKechnie as a director	3,100,882	2,677,190	-	3,983,207	54%
To Elect Albert Reese Jr. as a director	5,208,406	569,666	-	3,983,207	90%
To Elect Richard Christopher as a director	5,682,948	95,124	-	3,983,207	98%
To Elect Bal Bhullar as a director	5,679,731	98,341	-	3,983,207	98%
To Appoint Malone Bailey LLP as Auditors	9,544,943	192,543	27,793	-	98%
To Approve Executive Compensation	5,580,530	150,814	46,727	3,983,208	97%
To Approve Executive Compensation Annually[2]	1,828,002	-	119,054	3,983,207	32%
To Approve Executive Compensation every two years	45,224	-	119,054	3,983,207	1%
To Approve Executive Compensation every three years	3,785,792	-	119,054	3,983,207	66%
To Approve the Warrant Exercise Proposal	4,024,010	1,663,342	90,719	3,983,208	70%
To Ratify the lawful actions of the directors for the past year	5,268,595	412,730	96,747	3,983,207	91%

1 Percentage is calculated based on abstained votes and broker non-votes not being counted as a vote against the resolution.

2 The timing for the approval of the executive compensation was issued as one proposal, accordingly the number of votes abstaining and representing broker non-votes for each frequency option are not cumulative.

All of the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on November 27, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Richard Christopher
Richard Christopher
CEO, Principal Executive Officer

Date: January 15, 2025

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